Segment information	6 Months Ended
Jun. 30, 2023
Disclosure of operating segments [abstract]
Segment information
5.2 Segment information
The Company’s Management Board, as its chief operating decision maker (“CDM”), considers Valneva’s operating business in its entirety to allocate resources and assess performance. The CDM evaluates all vaccine candidates and vaccine products together as a single operating segment “development and commercialization of prophylactic vaccines”. Therefore, the split used to allocate resources and assess performance is based on a functional view, thus correlating to the income statement format.
As a consequence, the Group has changed its internal reporting process as at January 1, 2023 to present a single operating segment instead of the previously disclosed product-based segments.
Segment reporting information for earlier periods has been restated to conform to these changes.